SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 14, 2005
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01. Regulation FD Disclosure.

     On February 14, 2005, Terayon Communication Systems, Inc. (Terayon) issued a press release that announced that it has selected Texas Instruments Incorporated as its primary silicon and software provider for its latest generation of cable customer premises equipment (CPE) platforms.

     On February 22, 2005, Terayon issued a press release that announced it today introduced its new CP 7600G Internet Protocol (IP) enabled, digital-to-analog multichannel integrated edge decoder.

ITEM 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 99.1 Exhibit 99.2	Terayon Selects Texas Instruments as Silicon and Software Provider for Data and Voice Cable Modems and Residential Gateway Systems Terayon’s New CP 7600G Enables Cable Operators to Evolve Faster to All-Digital Networks and Deliver Expanded Digital Services

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s/ Mark Richman
Jerry Chase
Chief Financial Officer

Date: February 25, 2005

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Terayon Selects Texas Instruments as Silicon and Software Provider for Data and Voice Cable Modems and Residential Gateway Systems
99.2	Terayon’s New CP 7600G Enables Cable Operators to Evolve Faster to All-Digital Networks and Deliver Expanded Digital Services